UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
October 11, 2001

JONES APPAREL GROUP, INC.
(Exact Name of registrant as specified in its charter)

Pennsylvania (State or Other Jurisdiction of Incorporation)	1-10746 (Commission File Number)	06-0935166 (IRS Employer Identification No.)

250 Rittenhouse Circle
Bristol, PA 19007
(Address of principal executive offices)

(215) 785-4000
(Registrant's telephone number, including area code)

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Item 7. Exhibits

20.1 Press Release of the Registrant dated October 11, 2001.

Item 9. Regulation FD Disclosure.

On October 11, 2001, the Registrant issued a press release announcing revised expectations for fiscal year 2001 and 2002 revenues and earnings. A copy of the press release is filed herewith as Exhibit 20.1

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JONES APPAREL GROUP, INC. (Registrant) By: /s/ Wesley R. Card Wesley R. Card Chief Financial Officer

Date: October 11, 2001

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Exhibit Index

Exhibit No.	Description
20.1	Press Release of the Registrant dated October 11, 2001.

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